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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             CYBERSIA CAPITAL CORP.
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             (Exact name of registrant as specified in its Charter)

         Nevada                                             65-1016898
--------------------------------                        ------------------
(State of Incorporation or                               (I.R.S. Employer
        Organization)                                   Identification No.)

         10 Anson Road
International Plaza 10-12, Singapore
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(Address of Principal Executive Offices)                      (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box [ ].

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box [ x ].

                Securities Act Registration statement file number
                          to which this form relates:
                                    333-86503

       Securities to be registered pursuant to Section 12 (g) of the Act:

                          Common Stock, .001 par value
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                                (Title of Class)



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ITEM. 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           The information included under the heading "Description of Securities" including subheading "Common Stock," of the Registration Statement on Form SB- 2 of CYBERSIA CAPITAL CORP. (Registration No. ( 333-86503 ), as amended, is incorporated herein by reference. The final Prospectus to be filed by CYBERSIA CAPITAL CORP. pursuant to Rule 424 (b) is also deemed incorporated by reference herein upon such filing.

ITEM. 2. EXHIBITS.

           The following documents are included as Exhibits as indicated, to the Registration Statement and incorporated herein by this reference:

                             REGISTRATION STATEMENT


     EXHIBIT DESCRIPTION                                     EXHIBIT NUMBER
--------------------------------                       -------------------------

Certificate of Incorporation                                      3.1
   of Registrant


Bylaws of Registrant                                              3.2



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                                    SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          CYBERSIA CAPITAL CORP.


Date: SEPTEMBER 12, 2002                  By:
                                            --------------------------------
                                          Name: Jay Newby
                                          Title: Vice President, Secretary






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